Taxation	12 Months Ended
Dec. 31, 2016
Taxation [Abstract]
Taxation
23.	Taxation

(i)	Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. Additionally, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

(ii)	PRC Enterprise Income Tax (“EIT”)

The PRC enterprise income tax is calculated based on the taxable income determined under the PRC laws and accounting standards.

On March 16, 2007, the PRC National People’s Congress promulgated the EIT Law, adopting a unified EIT rate of 25%. In addition, the EIT Law also provides a five-year transitional period starting from its effective date for those enterprises that were established before the date of promulgation of the EIT Law and that were entitled to preferential income tax rates under the then effective tax laws or regulations. On December 26, 2007, the State Council issued the “Circular for Implementation of the Transitional Preferential Policies for the Enterprise Income Tax.” Pursuant to this Circular, the transitional income tax rates for enterprises established in the Shenzhen Special Economic Zone before March 16, 2007 were 18%, 20%, 22%, 24% and 25% for 2008, 2009, 2010, 2011 and 2012, respectively. Thus, the applicable EIT rate for Giganology Shenzhen, the VIE and its subsidiaries, which were established in the Shenzhen Special Economic Zone before March 16, 2007, was 25% for each of the years 2014, 2015 and 2016.

On April 14, 2008, relevant PRC governmental regulatory authorities released further qualification criteria, application procedures and assessment processes for meeting the High and New Technology Enterprise, or HNTE status under the EIT Law which would entitle qualified and approved entities to a favorable statutory tax rate of 15%. In April 2009, the State Administration for Taxation, or SAT, issued Circular Guoshuihan 2009 No. 203 stipulating that entities qualified for the HNTE status should apply with the relevant tax authorities to enjoy the reduced EIT rate of 15% provided under the EIT Law starting from the year when the HNTE certificate becomes effective. In addition, an entity qualified for the HNTE status can continue to enjoy its remaining tax holiday from January 1, 2008 provided that it has obtained the HNTE certificate according to the new recognition criteria set by the EIT Law and the relevant regulations. In February 2011, Shenzhen Xunlei obtained the HNTE certificate and has renewed the HNTE certificate in September 2014 for the years ended December 31, 2015, 2016 and 2017, which enables Shenzhen Xunlei to enjoy the preferential tax rate of 15% for the years of 2015, 2016 and 2017.

According to a policy of the PRC State tax bureau, enterprises that engage in research and development activities are entitled to claim 150% of the research and development expenses incurred in a year as tax deductible expenses in determining their tax assessable profits for that year, or Super Deduction. Shenzhen Xunlei has been claiming this Super Deduction in ascertaining its tax assessable profits and brought forward tax losses from 2009 onwards. In addition, following the approval by the relevant tax authority in July 2010, Shenzhen Xunlei was recognized as an enterprise engaged in software development activities. Accordingly, it is entitled to a tax holiday of 2-year Exemption and 3-year 50% Reduction from 2010 onwards. In December 2013, Shenzhen Xunlei obtained the certificate of the Key Software Enterprise for the years ended December 31, 2013 and 2014, which enables Shenzhen Xunlei to enjoy the preferential tax rate of 10% for the year of 2013 and 2014. As a result, the applicable tax rate of Shenzhen Xunlei for the years ended December 31, 2014, 2015 and 2016 were 10%, 15% and 15%, respectively.

Xunlei Computer was established in 2011 in the Shenzhen Special Economic Zone, the PRC. As approved by the relevant tax authority in June 2013, Xunlei Computer was further exempted from EIT for two years commencing from its first year of profitable operation after offsetting prior years’ tax losses, followed by a 50% reduction for the next three years (“2-year Exemption and 3-year 50% Reduction”). The first year of profit operation of Xunlei Computer is 2013.

Shenzhen Onething was established in 2013 in the Shenzhen Special Economic Zone, the PRC. In 2015, Shenzhen Onething filed for the Qianhai Enterprise, which enables Shenzhen Onething to enjoy the preferential tax rate of 15% as long as it continues to file for Qianhai Enterprise in subsequent years until December 31, 2020. As a result, the applicable tax rate of Shenzhen Onething for the year ended December 31, 2016 was 15%.

The Group’s other subsidiaries and VIE’s subsidiaries, which were established after January 1, 2008, are subject to EIT at a rate of 25%.

In addition, according to the EIT Law and its implementation rules, foreign enterprises, which have no establishment or place in the PRC but derive dividends, interest, rents, royalties and other income (including capital gains) from sources in the PRC are subject to PRC withholding tax, or WHT, at 10% (a further reduced WHT rate may be available according to the applicable double tax treaty or arrangement). The 10% WHT is generally applicable to any dividends to be distributed from Giganology Shenzhen and Xunlei Computer to the Company out of any profits of Giganology Shenzhen and Xunlei Computer derived after January 1, 2008. Up to December 31, 2016, both Giganology Shenzhen and Xunlei Computer did not declare any dividend to the parent company and have determined that it has no present plan to declare and pay any dividends. The Group currently plans to continue to reinvest its subsidiaries’ undistributed earnings, if any, in its operations in China indefinitely. Accordingly, no withholding income tax was accrued or required to be accrued as of December 31, 2015 and 2016. The undistributed earnings from the Group’s PRC entities as of December 31, 2015 and 2016 amounted to USD34,313 thousand and USD19,883 thousand, respectively. An estimated foreign withholding taxes of USD3,431 thousand and USD1,988 thousand would be due if these earnings were remitted as dividends as of December 31, 2015 and 2016, respectively.

Moreover, the current EIT Law treats enterprises established outside of China with “effective management and control” located in the PRC as PRC resident enterprises for tax purposes. The term “effective management and control” is generally defined as exercising overall management and control over the business, personnel, accounting, properties, etc. of an enterprise. The Company, if considered a PRC resident enterprise for tax purposes, would be subject to the PRC Enterprise Income Tax at the rate of 25% on its worldwide income for the period after January 1, 2008. As of December 31, 2016, the Company has not accrued for PRC tax on such basis. The Company will continue to monitor its tax status.

The current and deferred portions of income tax expense included in the consolidated statements of operations are as follows:

Continuing operations	Years ended December 31,
(In thousands)	2014	2015	2016
Current income tax expenses	397	289	71
Deferred income tax benefits	66	(1,175)	(1,335)
Taxation for the year	463	(886)	(1,264)

The aggregate amount and per share effect of the tax holiday are as follows:

	Years ended December 31,
	2014	2015	2016
Aggregate dollar effect (in thousands)	2,784	(830)	(1,430)
Per share effect—basic	0.01	0.00	0.00
Per share effect—diluted	0.01	0.00	0.00

The reconciliation of total tax expense/(benefit) computed by applying the respective statutory income tax rates to pre-tax income/(loss) is as follows:

Continuing operations	Years ended December 31,
(In thousands)	2014	2015	2016
Income tax expense/(benefit) at PRC statutory rate (based on statutory tax rate applicable to enterprises in Shenzhen, China)	7,211	(438)	(6,310)
Effects of differences in tax rates in different jurisdictions applicable to entities of the Group outside of the PRC	(838)	2,400	2,145
Non-deductible expenses	714	14	12
Effect of Super Deduction available to Shenzhen Xunlei	(1,365)	-	(901)
Effect of tax holiday	(4,613)	(369)	1,430
Change in valuation allowance of deferred tax assets	291	4,750	6,396
Effect on deferred tax assets due to change in tax rates	(103)	(8)	-
Outside basis difference arising from VIE and its subsidiaries in the PRC	478	(2,174)	(5,743)
Expiration of tax loss	51	290	90
Others	(1,363)	(5,351)	1,617
Income tax expense/ (benefit)	463	(886)	(1,264)

The tax effects of temporary differences that give rise to the deferred tax asset and liability balances at December 31, 2015 and 2016 are as follows:

	December 31,	December 31,
(In thousands)	2015	2016
Deferred tax assets, current portion:
Net operating loss carried forward (Note a)	417	1,276
Amortization of intangible assets arising from intragroup transactions (Note b)	95	51
Impairment of online game licenses	23	—
Impairment of long-term equity investment	115	—
Allowance for advance to suppliers	120	—
Valuation allowance	(81)	(106)
Deferred tax assets, current portion, net	689	1,221
Deferred tax assets, non-current portion:

Net operating loss carried forward(Note a)	13,016	12,093
Amortization of intangible assets arising from intragroup transactions (Note b)	54	—
Impairment of long-term equity investment	—	348
Allowance for advance to suppliers	—	576
Valuation allowance	(4,477)	(9,745)
Deferred tax assets, non-current portion, net	8,593	3,272

Deferred tax liabilities, non-current portion:
Outside basis difference (Note c)	(6,378)	(635)

Note a:
As of December 31, 2016, the Group had tax loss carryforwards of USD 17,363 thousand, which can be carried forward to offset future taxable income. The net operating tax loss carryforwards will begin to expire as follows:

(In thousands)
2017	775
2018	5,795
2019	3,414
2020	559
2021 and thereafter	6,820
17,363

Note b:
Before 2008, Giganology Shenzhen sold several self-developed software at a market valuation of approximately RMB42 million to Shenzhen Xunlei. Shenzhen Xunlei was entitled to capitalize the amounts as intangible assets for tax purposes and the respective amortization charges could be entitled to claim tax deduction. As a result, this transaction had created a temporary difference between the accounting base (on a group basis) and the tax base (on Shenzhen Xunlei standalone basis) and led to origination of a deferred tax asset.

Note c:
The deferred tax liabilities arising from the aggregate retained earnings and reserves of the VIE and its subsidiaries that are expected to be recovered by Giganology Shenzhen and other affiliates of the Group in the future periods, amounted to USD 25,512 thousand and USD 2,541 thousand as of December 31, 2015 and 2016, respectively.

Movement of valuation allowance is as follows:

	Years ended December 31,
(In thousands)	2014	2015	2016
Beginning balance	—	(291)	(4,559)
Additions	(291)	(4,268)	(5,292)
Write-off	—	—	—
Ending balance	(291)	(4,559)	(9,851)

In 2014, valuation allowance was provided for net operating loss carryforwards because it was more likely than not that such deferred tax assets will not be realized based on the Group's estimate of Onething’s future taxable income. In 2015, valuation allowance was provided for net operating loss carry forward of Xunlei Beijing, Xunlei Games and Onething because it was more likely than not that such deferred tax assets will not be realized based on the Group's estimate of their future taxable income, and the fact that the three entities were not included in the tax strategy plan. In 2016, valuation allowance was provided for net operating loss carryforwards of Xunlei Beijing, Xunlei Games, Onething, Beijing Xunjing and Crystal Interactive because it was more likely than not that such deferred tax assets will not be realized based on the Group's estimate of their future taxable income, and the fact that the five entities were not included in the tax strategy plan.

As of December 31, 2016, the tax returns of the Group’s subsidiaries, VIE and its subsidiaries since their respective dates of incorporation are still open to examination.